SUPPLEMENT

DATED AUGUST 12, 2010 TO

THE HARTFORD MONEY MARKET FUND

PROSPECTUS AND SUMMARY PROSPECTUS

DATED MARCH 1, 2010

1. Effective September 1, 2010, the Prospectus is revised as follows with respect to The Hartford Money Market Fund (the “Fund”):

Effective September 1, 2010, the Board of Directors approved a six months’ extension of the reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero currently in effect for Classes A, B, C, R3 and R4.  The 12b-1 payments to financial intermediaries by the Fund’s distributor will be zero for Classes A, B, C, R3 and R4 during this time period.  The Hartford may be required to pay out of its own resources the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of the 12b-1 fees.  The Board expects to reconsider the level of 12b-1 fees at its February 2011 meeting.  The Board’s action may be changed at any time.

2. Effective August 12, 2010, Adam Tonkinson will no longer be involved in the portfolio management of the Fund.  Robert Crusha will continue to serve as Portfolio Manager of the Fund.

Accordingly, the information in your Prospectus and Summary Prospectus regarding Mr. Tonkinson is hereby deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference

SUPPLEMENT

DATED AUGUST 12, 2010 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2010, AS AMENDED AND RESTATED MAY 28, 2010
AND LAST AMENDED JULY 20, 2010

FOR THE HARTFORD MUTUAL FUNDS (THE “SAI”)

The above referenced SAI is revised as follows:

I.             The Hartford Small Company Fund

The section “Investment Management Arrangements — Sub-advisory/Investment Services Fees” of the SAI is amended as follows:

1.              Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS — Sub-advisory Fees/Investment Services Fees,” the heading for the sixteenth table is deleted and replaced with the following:

Small Company Fund (Team I)

2.              Additionally, the following table is added below “Small Company Fund (Team I)”:

Small Company Fund (Team II)

Average Daily Net Assets	Annual Rate
All Assets	0.280%

These charges were effective on July 21, 2010.

II.            The Hartford Money Market Fund

Effective August 12, 2010, Adam Tonkinson, Hartford Investment Management Company, will no longer serve as portfolio manager of Hartford Money Market HLS Fund (the “Fund”).  The Fund will continue to be managed by Robert Crusha.  Accordingly, all references to Mr. Tonkinson in the SAI are hereby deleted.

This Supplement should be retained with your SAI for future reference.